UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 14, 2017

The First of Long Island Corporation

(Exact name of the registrant as specified in its charter)

New York	001-32964	11-2672906
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road
Glen Head, New York	11545
(Address of principal executive offices)	(Zip Code)

(516) 671-4900

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02Election of Directors

On November 14, 2017, the Board of Directors of The First of Long Island Corporation (the “Company”) elected Denise Strain to the Board of Directors of the Company and its wholly owned subsidiary, The First National Bank of Long Island.  Ms. Strain has 35 years of experience in the banking industry including most recently as Managing Director and Senior Tax Counsel of Citibank, N.A.  Ms. Strain’s service on both boards is effective December 1, 2017.  No determination has been made at this time as to Ms. Strain’s service on Board committees.  A press release relating to the election of Ms. Strain is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01Exhibit

Exhibit 99.1	Press Release announcing the election of Denise Strain to the Board of Directors of The First of Long Island Corporation and The First National Bank of Long Island.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First of Long Island Corporation

(Registrant)

By: /s/ William Aprigliano

William Aprigliano

Senior Vice President and

Chief Accounting Officer

Dated:  November 15, 2017

Exhibit 99.1

November 15, 2017

For Immediate Release

For More Information Contact:

Mark D. Curtis, SEVP, CFO and Treasurer

(516) 671-4900, Ext. 7413

THE FIRST OF LONG ISLAND CORPORATION ANNOUNCES THE ELECTION OF

DENISE STRAIN TO THE BOARD OF DIRECTORS

Glen Head, New York, November 15, 2017 (GLOBE NEWSWIRE) – The First of Long Island Corporation (Nasdaq: FLIC), the parent company of The First National Bank of Long Island, announced that on November 14, 2017,  Denise Strain was elected to the Board of Directors of the Corporation and the Bank.  Ms.  Strain’s service on both boards is effective December 1, 2017.

Ms.  Strain has 35 years of experience in the banking industry including most recently as Managing Director and Senior Tax Counsel of Citibank, N.A.  She provided senior executive level counsel to ensure appropriate controls and governance were in place for the tax function.  Her key accomplishments at Citibank include devising tax efficient structures as a member of the Dodd Frank Planning Team, reengineering efforts to reduce tax expense while implementing Sarbanes-Oxley processes and global management of tax planning to ensure efficiencies during the Travelers-Citicorp merger.

 Ms.  Strain earned her J.D. from St. John’s University School of Law,  her LL.M in Tax from New York University School of Law and is a  graduate of Fairfield University with a B.A. in Psychology.  She currently resides in Garden City.

Walter C. Teagle III, Chairman of the Board of Directors, speaking on behalf of the company said: “We are very fortunate to have an individual with the banking and tax expertise of Denise Strain join our Board of Directors.  As a growing company on Long Island,  Denise’s professional and community affiliations will be an added benefit to The First National Bank of Long Island.”